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                                                                   EXHIBIT 10.35

                                 [Logo Omitted]

                        Comprehensive Diagnostic Services

                                                                  August 2, 2000

DIAGNOSTIC MANAGEMENT GROUP HOLDINGS, INC.
32 Nassau Street
Priceton, New Jersey 08542

                                         Re: Management Service Agreement

Reference is made to that certain Management Service Agreement made as of March 23, 1998 by and between CAT ECG LLC ("CAT LLC") and Lynbrook Cardiac Testing, P.C.. n/k/a CAT ECG P.C.( P.C.) referred to as the "Agreement".

In consideration of ten dollars and other valuable consideration, the undersigned being the owner of 100% of the issued and outstanding shares of P.C. agrees to extend the Agreement until July 30, 2010.

All other terms and conditions contained in the Agreement shall remain in full force and effect.

Very truly yours.

CAT ECG P.C.
By____/s____________________________________
         Robert Goodman MD
Agreed and consented to by:
DIAGNOSTIC MANAGEMENT GROUP HOLDINGS, INC.
By:
____/s____________________________________
James H Clingham, President